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                              EXHIBIT 99.1


                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Community National Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul J. Scheuermann, Chief Executive Officer, and Gregory G. Eagan, principal financial officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Paul J. Scheuermann                    /s/Gregory G. Eagan
---------------------------               ---------------------------
Paul J. Scheuermann                       Gregory G. Eagan
Chief Executive Officer                   Principal financial officer


March 18, 2003